UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2018

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 South 44th Street, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

CliftonLarsonAllen LLP (“CLA”) was previously the principal accountants for County Bancorp, Inc. (the “Company”).  On December 18, 2018, CLA was dismissed as the Company’s independent registered public accounting firm, due to issues regarding CLA’s independence with respect to the Company that are anticipated to result from a pending transaction between CLA and Schenck S.C.  The decision to change accountants was recommended by the Audit Committee of the Board of Directors.

The audit reports of CLA on the Company’s consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2017, and the subsequent interim period through December 18, 2018, there were no (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CLA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CLA would have caused it to make reference in connection with its opinion to the subject matter of such disagreements, or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided CLA with a copy of the foregoing disclosures and requested that CLA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures.  A copy of CLA’s letter is attached as Exhibit 16.1 hereto.

On December 18, 2018, the Audit Committee engaged Plante & Moran, PLLC (“Plante Moran”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  During the years ended December 31, 2017 and 2016, and the subsequent interim period through December 18, 2018, neither the Company nor anyone acting on its behalf has consulted with Plante Moran regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter to the Securities and Exchange Commission from CliftonLarsonAllen LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTY BANCORP, INC.

Date: December 20, 2018	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary